                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): September 13, 1996



                         DIGITAL PRODUCTS CORPORATION
                         ----------------------------
            (Exact name of registrant as specified in its charter)

     Florida                       0-9503                              59-1141879
     -------                       ------                              ----------
(State of Incorporation)   (Commission File Number)          (IRS Employer Identification No.)

     1498 N.W. 3rd Street, Deerfield Beach, Florida         33442
     ----------------------------------------------         -----
     (Address of principal executive office)                 (Zip Code)


      Registrant's telephone number, including area code: (954) 360-7200
                                                          --------------


              800 N.W. 33rd Street, Pompano Beach, Florida  33064
              ---------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                         DIGITAL PRODUCTS CORPORATION

                                   FORM 8-K
                                CURRENT REPORT



Item 5.        Other Events
- ---------------------------

     On August 30, 1996, Digital Products Corporation (the "Company") signed a letter of intent with Ben Khoshnood, President of KBS Incorporated ("KBS"), who signed on behalf of a to-be-formed affiliate of KBS ("NewCo"). Pursuant to this letter of intent, the Company and NewCo agreed to pursue the execution of definitive documentation for purposes of providing the Company with management services, product, support and facilities and financing for up to $500,000 of new product to meet current orders. In addition, KBS is to complete the development of the new ALERT Home Monitoring System, which is scheduled for release by the end of 1996. KBS has been providing contract manufacturing and engineering services to the Company since June 1994.

     In exchange for the financing and management services, the Company will grant to NewCo options to purchase up to 13,000,000 shares of Company common stock. The exercise price for the options is to be $.13 per share for the first 5,500,000 shares of Company common stock, $.10 per share for the next 5,500,000 shares of Company common stock and $.22 per share for the remaining 2,000,000 shares of Company common stock. Unless exercised by March 1, 1997, options to purchase not less than 4,000,000 shares of Company common stock will expire on that date. Provided 4,000,000 shares of common stock have been purchased by NewCo pursuant to the options by March 1, 1997, the remaining options will be exercisable until May 1, 1998. The arrangement is subject to definitive documentation, due diligence and certain other considerations and is expected to be finalized by late September.

     Pending finalization of the management agreement and the grant of the stock options to purchase Company common stock, NewCo and KBS have assumed certain obligations under the contemplated management agreement and have begun to assist the Company by providing management services, products, support and facilities. In connection with these events, the Company has relocated its operations to 1498 N.W. 3rd Street, Deerfield Beach, Florida 33442.

     Further information regarding the contemplated arrangement between NewCo and the Company is set forth in a press release which is attached hereto as
Exhibit 99(a).

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
- -------------------------------------------------------------------------------

             (c)  Exhibits:

                  Exhibit 99(a)  Press Release

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DIGITAL PRODUCTS CORPORATION



Date: September 13, 1996      By:/s/ Richard A. Angulo
                                 ---------------------------------------------
                                 Richard A. Angulo, President

                                 EXHIBIT INDEX


Exhibit 99(a)  Press Release